UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

Nodechain, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54994	46-3021464
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5445 Oceanus Drive STE 102 Huntington Beach, CA	92649
(address of principal executive offices)	(zip code)

(714) 916-9321
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties. We use words, such as “anticipate”, “believe”, “plan”, “expect”, “future”, “intend”, and similar expressions to identify such forward-looking statements. Investors should be aware that all forward-looking statements contained within this filing are good faith estimates of management as of the date of this filing. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us as described in the “Risk Factors” section and elsewhere in this Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

1.) On December 13, 2017, we, “Nodechain, Inc.”, a Delaware corporation (the “Registrant” or “Company”), entered into and consummated an Asset Purchase Agreement (the “Agreement”) with Mewe World, Inc., a California corporation.

Pursuant to the Agreement, Mewe World, Inc. transferred to Nodechain, Inc., five computers modified for the purpose of mining cryptocurrency. These computers contain software that accesses their processing capacity to solve transaction-related algorithms in return for a certain amount of cryptocurrency (typically Bitcoin). Mining, in this instance, is described by Investopedia.com as the process by which transactions are verified and added to the public ledger, known as the block chain. The Company defines this as the underlying system that allows Bitcoin, Ethereum and other cryptocurrencies to be traded in a decentralized manner. Cryptocurrency, according to Investopedia, is a digital or virtual currency that uses cryptography for security.

In the opinion of the Company, we believe that, at present, the computers we have acquired from Mewe World, Inc. have a fair market value of about $6,000 per computer, totaling $30,000. It is important to note this valuation is solely of the opinion of the Company and the perceived value of this equipment may vary.

The description of the material terms of the aforementioned Agreement are included in their entirety in Items 10.1 of this Form 8-K.

2.) The Company entered into a 1 year lease agreement with our Chief Executive Officer, Andy Michael Ibrahim, to lease 500 square feet of warehouse space at 5445 Oceanus Drive STE 102 Huntington Beach, CA 92649 at a cost of $500.00 month. The term of the lease begins on December 15, 2017 and is to extend for a 1 year period. The lease agreement was executed on December 15, 2017. From here on out the Company intends to utilize the aforementioned space to conduct operations.

The lease agreement is attached herein as exhibit 10.2.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 13, 2017 the Company has acquired, from Mewe World, Inc., five computers modified for the purpose of mining cryptocurrency. These computers contain software that accesses their processing capacity to solve transaction-related algorithms in return for a certain amount of cryptocurrency (typically Bitcoin). In the opinion of the Company, we believe that, at present, the computers we have acquired from Mewe World, Inc. have a fair market value of about $6,000 per computer, totaling $30,000. It is important to note this valuation is solely of the opinion of the Company and the perceived value of this equipment may vary.

Commensurate with the acquisition of the aforementioned assets, with the approval of our Officers, Board of Directors, and majority shareholders, we have enacted an initiative to sell any and all current assets of the Company that relate to its existing line of E-Cigarette and Vapor products along with any other office equipment used to conduct the sale of such products. At this time we have no definitive plan as to how to sell the aforementioned assets.

As described below, as of December 13, 2017, we have changed the nature of our business to the mining of cryptocurrency and related activities.

Item 8.01 Other Events.

As mentioned above we have ceased all business operations related to the sale of e-cigarettes and vapor products and changed the nature of our business to GPU cryptocurrency mining and related activities. Below is a summary of our change in operations and our plans moving forward.

There have been no changes to our Board of Directors or to our current serving officers. All current officers and directors will be maintaining their current positions and roles with the Company.

Nature of Business

“Mining Rigs”, “Computers”, and “Machines” are synonymous throughout this Form 8-K.

Nodechain, Inc. has, as of this time, ceased any and all activities relating to the sale of e-cigarettes and vapor products. As such, all former assets and inventory of the Company pertaining to the vape industry are to be sold. At present, the Company does not have a definitive plan for the disposition of such assets, with the exception that the Company intends to use traditional sales channels.

Nodechain, Inc.’s current business operations are comprised of activities revolving around the blockchain, with a particular emphasis on digital cryptocurrency mining and transaction validation. The Company utilizes, at present, five mining computers (rigs) that include seven 1070Ti GPUs per unit. Our mining rigs are capable of efficiently mining approximately $400-$500 per day in Ethereum cryptocurrency and $500-600 per month in Bitcoin cryptocurrency per rig.

Cryptocurrency mining is the underlying system that allows Bitcoin, Ethereum, and other cryptocurrencies, to be traded in a decentralized manner. It revolves around a ledger, or database, that is continuously updated and accessible to the public. Nodes have a copy of the ledger and verify the transactions by completing difficult mathematical problems by utilizing the GPU of the mining rigs. The validators are called “miners”. They authenticate and group transactions into cryptographically protected “blocks” which are then added to the public “chain”. Cryptocurrency miners are slowly rewarded with Bitcoin or Ethereum for carrying out this work, which involves substantial computing power.

In addition to our five current mining rigs we may, in the future, create additional mining rigs to increase our operations. The majority of mining companies purchase ASIC based mining rigs from China, which requires a long waiting period. In contrast, we believe all of our mining rigs will be created in-house with hardware from US based suppliers. It is the belief of the Company that building rigs from the ground up will allow us to scale our mining operations significantly faster than many competitors.

At present we will focus on mining Bitcoin and Ethereum, which have seen substantial and very public growth since their introduction. Our mining rigs are capable of mining alternative cryptocurrencies and we may evaluate, in the future, mining additional cryptocurrencies such as Zcash, Ethereum Classic, Bitcoin Gold and Monero. Such plans have not been fully developed at this point in time. We store our mined Bitcoin and Ethereum in a high-security, state-of-the-art cold storage wallets using the advanced cold storage wallet system provided by Coinbase.

In order to market and increase awareness of our Company we have hired a third party graphic artist and website developer to create and build a new website for our Company. This website is currently under development, although we anticipate it will be fully completed within several months.

In the future, the Company intends to, through as of yet unidentified means, expand its operations into different sectors related to the blockchain including, but not strictly limited to, dynamic cryptocurrency mining applications, blockchain applications, solidity smart contract development, cryptocurrency hashpower leasing, sales, service and B2B cryptocurrency consultation.

At present all of our mining rigs are managed and operated solely by our officers and directors.

Risk Factors Relating to our Change in Business Activity

Please consider the following risk factors and other information in this Form 8-K relating to our business before deciding to invest in our common stock.

This offering and any investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and all of the information contained in this Form 8-K before deciding whether to purchase our common stock.

If any of the following risks actually occur, our business, financial condition and results of operations could be harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

We consider the following to be the material risks for an investor making an investment in our stock. Our company should be viewed as a high-risk investment and speculative in nature. An investment in our common stock may result in a complete loss of the invested amount. An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us. You should carefully consider the following risk factors and other information in this Form 8-K before deciding to become a holder of our common stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

There are cyber security risks related to cryptocurrency trading.

Trading platforms and third party service providers may be vulnerable to hacking or other malicious activity. As an example, in August 2016 nearly 120,000 units of Bitcoin, representing nearly 72 billion USD, was stolen from the Bitfinex exchange in Hong Kong. This theft led to an immediate 23% drop in pricing. Further details regarding this event can be found at: https://www.reuters.com/article/us-bitfinex-hacked-hongkong/bitcoin-worth-72-million-stolen-from-bitfinex-exchange-in-hong-kong-idUSKCN10E0KP. This is just one example, and there could be many scenarios in which the blockchain is significantly altered by malicious activity and/or the value of certain cryptocurrency, or cryptocurrencies in general, are negatively affected by malicious activity. While we have taken steps to protect our cryptocurrency by utilizing the cold storage wallet system provided by Coinbase, we are not immune to changes that effect the entire blockchain. In this event, the value of the results of our mining activities could be significantly impacted in unpredictable ways, thus adding volatility and uncertainty to our fiscal projections.

Loss of confidence in digital currencies could negatively impact our business.

Digital currencies are part of a newly emerging digital assets industry, and due to its nature as a new industry, as well as the general volatility of the value of cryptocurrencies, there exists a large amount of uncertainty relating to the industry. Despite the fact that there has been relatively little use for digital currencies in the retail and commercial marketplace, cryptocurrencies have still generated a large amount of trading activity due to their position as an alternative to traditional investment opportunities. Most cryptocurrencies have no backing from a central bank and/or assets or other credit. As such, their value is determined solely by the value the market places upon them. In the event that there is a loss of confidence in specific cryptocurrencies, or cryptocurrencies in general, their value may drop significantly or, in a worst case scenario, collapse entirely.

Regulation regarding the trading of digital currencies may change in the future.

Cryptocurrencies are still in their infancy, and as regulators attempt to determine how to regulate the trading of digital currencies there may be changes made in the future that could negatively impact the value of cryptocurrency we hold. At present, there are significant inconsistencies among difference regulators with respect to the legal status of cryptocurrencies, and it is possible that certain countries could impose regulations that restrict the right to acquire, own, hold, sell or otherwise use cryptocurrencies. If we fail to adjust to such regulations, then the results of our business could suffer.

Taxation of digital securities could negatively impact the results of our operations.

At present there is significant uncertainty with respect to the tax treatment of an investment in digital securities. Bitcoins and other cryptocurrencies may be considered assets in certain areas, or currency in others. As such, it is difficult to determine exactly how cryptocurrency will be taxed in any given year which could negatively impact the results of our operations.

Should the computers we use for mining cryptocurrency fail or suffer any sort of mechanical failure(s) you may lose some or all of your investment.

There exists the possibility that our computers we use for mining cryptocurrency may fail or at some point suffer some sort of mechanical failure(s). This may limit our ability to mine cryptocurrency which may have a negative effect on your investment. There is the possibility that in the case of such failure(s) we may need to hire technical service providers to come out and fix our mining rigs. This could potentially be extremely costly and the Company may not have suitable funds on hand to pay for such repairs.

Should we suffer a power outage for any reason our operations may be negatively impacted.

Our devices run on electricity and as a result, the loss of electricity would temporarily limit our ability to mine cryptocurrency. Should this occur we would rely heavily, if not exclusively, on third parties to remedy the loss of power which could be costly. This could negatively impact your investment.

Our mining rigs are not insured. Any irreparable damage could negatively impact your investment.

Should a mining rig suffer irreparable damage for any reason it would hamper our ability to operate and could be costly as the machine would have a value significantly less than if it were functioning properly or if at all. We do not have insurance to cover such losses. If such damage were to ever occur to our mining rig(s) your investment could be negatively impacted.

At this time our employees consist exclusively of our two officers and directors. At this time our officers and directors are solely responsible for managing and operating our mining rigs.

Should our operations expand, or should current operations require more time than is anticipated of our officers and directors, we may need to hire more employees which could be costly. This could negatively impact your investment.

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT

10.1	Asset Purchase Agreement
10.2	Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nodechain, Inc.

Dated: December 19, 2017	/s/ Andy Michael Ibrahim
Andy Michael Ibrahim
Chief Executive Officer